SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported) April 20, 2000



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                           1-3247              16-0393470
(State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation)                  File Number)        Identification No.)



One Riverfront Plaza, Corning, New York                14831
(Address of principal executive offices)               (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5.  Current Events

Effective with Corning's first quarter press release in 2000, Corning will transition to a new performance metric that will be its primary measure of performance. Corning will report pro forma earnings, which will exclude amortization of purchased intangibles and goodwill, purchased in-process research and development, acquisition-related costs, discontinued operations and any non-recurring items. This also represents the manner in which segment net income amounts are evaluated regularly by executive management in deciding how to allocate resources and in assessing performance. Corning believes comparing its operating results excluding these items, provides a better understanding of the trends in operating results. Corning's pro forma earnings is not a measure that is in accordance with generally accepted accounting principles (GAAP) and may not be consistent with measures used by other companies. It should not be considered superior to or used as a substitute for GAAP measures.

Filed herewith is the following financial information:

(1) Historical statements of income for the years ended December 31, 1998, 1997, 1996 and 1995.
(2) Pro forma statements of income for the years ended December 31, 1998, 1997, 1996 and 1995.
(3) Historical statements of income for the quarters ended March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999.
(4) Pro forma statements of income for the quarters ended March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999.
(5) Segment information for the quarters ended March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, and the year ended December 31, 1998, restated to conform to future presentations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  April 20, 2000         By  /s/   KATHERINE A. ASBECK
                                        Katherine A. Asbeck
                                        Vice President and Controller

Corning Incorporated and Subsidiary Companies
Consolidated Statements of Income
(In millions, except per share amounts)

                                       Year Ended December 31,
                              ------------------------------------------
                                1998       1997       1996       1995
                                ----       ----       ----       ----
Revenues

  Net sales                   $3,831.9   $3,831.2   $3,327.5   $2,900.1
  Royalty, interest and
    dividend income               50.0       38.9       30.2       28.4
  Non-operating gains             39.7                  21.5
                              --------   --------   --------   --------

                               3,921.6    3,870.1    3,379.2    2,928.5
                              --------   --------   --------   --------

Deductions

  Cost of sales                2,360.5    2,224.3    2,006.0    1,750.9
  Selling, general and
    administrative expenses      542.8      593.4      548.1      444.2
  Research, development and
    engineering expenses         307.4      262.9      200.1      177.3
  Provision for impairment
    and restructuring             84.6                   5.9       26.5
  Amortization of purchased
    intangibles including
    goodwill                      22.2       21.8       16.3       15.0
  Interest expense                66.8       83.0       62.9       62.9
  Non-recurring charges                                            80.9
  Other, net                      55.0       18.9       22.0       13.9
                              --------   --------   --------   --------

Income from continuing
  operations before taxes
  on income                      482.3      665.8      517.9      356.9
Taxes on income from
  continuing operations          149.5      223.3      174.2      118.5
                              --------   --------   --------   --------

Income from continuing
  operations before
  minority interest
  and equity earnings            332.8      442.5      343.7      238.4
Minority interest in
  earnings of subsidiaries       (61.6)     (77.4)     (59.8)     (75.2)
Dividends on convertible
  preferred securities
  of subsidiary                  (13.7)     (13.7)     (13.7)     (13.7)
Equity in earnings of
  associated companies            97.3       79.2       85.0     (279.8)
                              --------   --------   --------   --------

Income from continuing
  operations                     354.8      430.6      355.2     (130.3)
Income from discontinued
  operations, net of
  income taxes                    66.5       30.9     (137.8)      27.4
                              --------   --------   --------   --------

Net Income                    $  421.3   $  461.5   $  217.4   $ (102.9)
                              ========   ========   ========   ========

Basic Earnings Per Share
  Continuing operations       $   1.45   $   1.77   $   1.46   $  (0.55)
  Discontinued operations         0.27       0.12      (0.57)      0.11
                              --------   --------   --------   --------
Net Income                    $   1.72   $   1.89   $   0.89   $  (0.44)
                              ========   ========   ========   ========

Diluted Earnings Per Share
  Continuing operations       $   1.42   $   1.71   $   1.44   $  (0.55)
  Discontinued operations         0.25       0.11      (0.54)      0.11
                              --------   --------   --------   --------
Net Income                    $   1.67   $   1.82   $   0.90   $  (0.44)
                              ========   ========   ========   ========

Shares Used In Computing
 Earnings Per Share
  Basic earnings per share       244.4      242.9      242.0      241.1
  Diluted earnings per share     259.2      260.4      255.0      241.1

Corning Incorporated and Subsidiary Companies
Pro Forma Consolidated Statements of Income
Excluding Amortization of Purchased Intangibles and Goodwill, Purchased In-Process Research and Development, Acquisition-Related Costs and Non-Recurring Items
1998 - 1995
(In millions, except per share amounts)

                                     1998      1997      1996      1995
                                     ----      ----      ----      ----
Revenues
  Net sales                        $3,831.9  $3,831.2  $3,327.5  $2,900.1
  Royalty, interest and
    dividend income                    50.0      38.9      30.2      28.4
                                   --------  --------  --------  --------
                                    3,881.9   3,870.1   3,357.7   2,928.5

Deductions
  Cost of sales                     2,360.5   2,224.3   2,006.0   1,750.9
  Selling, general and
    administrative expenses           542.8     593.4     548.1     444.2
  Research, development and
    engineering expenses              307.4     262.9     200.1     177.3
  Interest expense                     66.8      83.0      62.9      62.9
  Other, net                           55.0      18.9      22.0      13.9
                                   --------  --------  --------  --------

Income before taxes                   549.4     687.6     518.6     479.3
Taxes on income                       169.3     228.0     171.8     132.1
                                   --------  --------  --------  --------

Income before minority interest
  and equity earnings                 380.1     459.6     346.8     347.2
Minority interest in earnings
  of subsidiaries                     (65.2)    (77.4)    (59.8)    (75.2)
Dividends on convertible preferred
  securities of subsidiary            (13.7)    (13.7)    (13.7)    (13.7)
Equity in earnings of associated
  companies                            97.3      79.2      85.0      85.7
                                   --------  --------  --------  --------

Pro Forma Net Income               $  398.5  $  447.7  $  358.3  $  344.0
                                   ========  ========  ========  ========

Pro Forma Diluted Earnings
  Per Share                        $   1.59  $   1.78  $   1.45  $   1.42
                                   ========  ========  ========  ========

Shares Used In Computing
  Earnings Per Share
   Diluted earnings per share         259.2     260.4     255.0     241.1

1998

The pro forma amounts for the year ended December 31, 1998 have been adjusted to eliminate the $22.2 million ($17.4 million after tax) or $0.07 per share of amortization of purchased intangibles and goodwill, $39.7 million ($22.9 million after minority interest and tax) or $0.09 per share for a non-operating gain, $84.6 million ($49.2 million after minority interest and taxes) or $0.19 per share for a restructuring charge and $66.5 million after tax, or $0.25 per share of income from discontinued operations.

1997

The pro forma amounts for the year ended December 31, 1997 have been adjusted to eliminate the $21.8 million ($17.1 million after tax) or $0.07 per share of amortization of purchased intangibles and goodwill and $30.9 million after tax, or $0.11 per share of income from discontinued operations.

1996

The pro forma amounts for the year ended December 31, 1996, have been adjusted to eliminate the $16.3 million ($12.8 million after tax), or $0.05 per share of amortization of purchased intangibles and goodwill, $1.5 million ($0.9 million after tax), or $0.00 per share for early extinguishment of Oak Industries debt, $5.9 million ($3.6 million after tax) or $0.01 per share for Oak restructuring charge, $1.0 million ($0.6 million after tax), or $0.00 per share for a non-operating gain, $20.5 million ($12.7 million after tax), or $0.05 per share and $136.9 million after tax, or $0.54 per share for loss from discontinued operations.

1995

The pro forma amounts for the year ended December 31, 1995, have been adjusted to eliminate the $15.0 million ($11.8 million after tax), or $0.05 per share of amortization of purchased intangibles and goodwill, $3.1 million ($1.6 million after tax), or $0.00 per share for early extinguishment of Oak Industries debt, $26.5 million ($16.1 million after tax), or $0.07 per share for a restructuring charge, $80.9 million after tax, or $0.33 per share for an in-process research and development charge for Oak Industries, $365.5 million after tax or $1.52 per share for the impairment of the equity investment in Dow Corning and $29 million after tax, or $0.11 per share for income from discontinued operations.

Corning Incorporated and Subsidiary Companies
Consolidated Statements of Income
(In millions, except per share amounts)

                                                1999
                           -----------------------------------------------
                              Q1       Q2        Q3        Q4      Total
                             ----     ----      ----      ----     -----
Revenues
  Net sales                $ 997.0  $1,129.7  $1,245.3  $1,369.1  $4,741.1
  Royalty, interest and
    dividend income           10.0      11.3       8.7      11.4      41.4
  Non-operating gains                             30.0                30.0
                           -------  --------  --------  --------  --------
                           1,007.0   1,141.0   1,284.0   1,380.5   4,812.5

Deductions
  Cost of sales              613.9     693.3     767.0     856.1   2,930.3
  Selling, general and
    administrative
    expenses                 152.2     151.2     172.0     192.0     667.4
  Research, development
    and engineering
    expenses                  83.4      88.5     100.2     106.1     378.2
  Provision for impairment
    and restructuring                             15.5     (14.1)      1.4
  Amortization of purchased
    intangibles including
    goodwill                   6.9       7.0       7.3       6.6      27.8
  Interest expense            19.7      20.4      26.0      27.1      93.2
  Other, net                   9.9      10.7      11.9       6.8      39.3
                           -------  --------  --------  --------  --------

Income from continuing
  operations before
  taxes on income            121.0     169.9     184.1     199.9     674.9
Taxes on income from
  continuing operations       37.3      52.3      55.7      61.8     207.1
                           -------  --------  --------  --------  --------

Income from continuing
  operations before
  minority interest
  and equity earnings         83.7     117.6     128.4     138.1     467.8
Minority interest in
  earnings of subsidiaries   (10.1)    (17.4)    (18.6)    (20.7)    (66.8)
Dividends on convertible
  preferred securities
  of subsidiary               (2.3)                                   (2.3)
Equity in earnings of
  associated companies        21.2      30.8      32.1      28.2     112.3
                           -------  --------  --------  --------  --------

Income from continuing
  operations                  92.5     131.0     141.9     145.6     511.0
Income from discontinued
  operations, net of
  income taxes                                               4.8       4.8
                           -------  --------  --------  --------  --------

Net Income                 $  92.5  $  131.0  $  141.9  $  150.4  $  515.8
                           =======  ========  ========  ========  ========

Diluted Earnings Per Share
   Continuing operations   $  0.36  $   0.50  $   0.54  $   0.55  $   1.95
   Discontinued operations                                  0.02      0.02
                           -------  --------  --------  --------  --------
Net Income                 $  0.36  $   0.50  $   0.54  $   0.57  $   1.97
                           =======  ========  ========  ========  ========

Shares Used In Computing
  Earnings Per Share
   Diluted earnings
     per share               260.4     265.3     265.7     266.6     265.1

Corning Incorporated and Subsidiary Companies
Pro Forma Consolidated Statements of Income
Excluding Amortization of Purchased Intangibles and Goodwill, Purchased In-Process Research and Development, Acquisition-Related Costs and Non-Recurring Items
(In millions, except per share amounts)

                                                1999
                           -----------------------------------------------
                             Q1        Q2        Q3        Q4       Total
                            ----      ----      ----      ----      -----
Revenues
  Net sales                $ 997.0  $1,129.7  $1,245.3  $1,369.1  $4,741.1
  Royalty, interest and
    dividend income           10.0      11.3       8.7      11.4      41.4
                           -------  --------  --------  --------  --------
                           1,007.0   1,141.0   1,254.0   1,380.5   4,782.5

Deductions
  Cost of sales              613.9     693.3     767.0     856.1   2,930.3
  Selling, general and
    administrative
    expenses                 152.2     151.2     172.0     192.0     667.4
  Research, development
    and engineering
    expenses                  83.4      88.5     100.2     106.1     378.2
  Interest expense            19.7      20.4      26.0      27.1      93.2
  Other, net                   9.9      10.7      11.9       6.8      39.3
                           -------  --------  --------  --------  --------

Income before taxes
  on income                  127.9     176.9     176.9     192.4     674.1
Taxes on income               38.8      53.8      51.8      57.7     202.1
                           -------  --------  --------  --------  --------

Income before minority
  interest and
  equity earnings             89.1     123.1     125.1     134.7     472.0
Minority interest in
  earnings of subsidiaries   (10.1)    (17.4)     (9.1)    (20.7)    (57.3)
Dividends on convertible
  preferred securities
  of subsidiary               (2.3)                                   (2.3)
Equity in earnings of
  associated companies        21.2      30.8      32.1      28.2     112.3
                           -------  --------  --------  --------  --------

Pro Forma Net Income       $  97.9  $  136.5  $  148.1  $  142.2  $  524.7
                           =======  ========  ========  ========  ========

Pro Forma Diluted
  Earnings Per Share       $  0.38  $   0.52  $   0.56  $   0.54  $   2.00
                           =======  ========  ========  ========  ========

Shares Used In Computing
  Earnings Per Share
   Diluted earnings
    per share                260.4     265.3     265.7     266.6     265.1

The above pro forma amounts for the quarter ended March 31, 1999 have been adjusted to eliminate the $6.9 million ($5.4 million after tax) or $0.02 per share of amortization of purchased intangibles and goodwill.

The above pro forma amounts for the quarter ended June 30, 1999 have been adjusted to eliminate the $7.0 million ($5.5 million after tax) or $0.02 per share of amortization of purchased intangibles and goodwill.

The above pro forma amounts for the quarter ended September 30, 1999 have been adjusted to eliminate the $7.3 million ($5.7 million after tax) or $0.02 per share of amortization of purchased intangibles and goodwill, an impairment charge of $15.5 million ($10 million after tax) or $0.04 per share and a non-operating gain of $30.0 million ($9.5 million after tax and minority interest) or $0.04 per share.

The above pro forma amounts for the quarter ended December 31, 1999 have been adjusted to eliminate the $6.6 million ($5.2 million after tax) or $0.02 per share of amortization of purchased intangibles and goodwill, the release of restructuring reserves totaling $14.1 million ($8.6 million after tax) or $0.03 per share and income from discontinued operations of $7.8 million ($4.8 million after tax) or $0.02 per share.

Corning Incorporated and Subsidiary Companies
Quarterly Information by Operating Segment
(In millions)

                                            1999                        1998
                       ----------------------------------------------  ------
                         Q1        Q2        Q3       Q4      Total
                        ----      ----      ----     ----     -----
Telecommunications
Net sales              $593.3  $  692.5  $  803.4  $  869.0  $2,958.2  $2,139.6
Research, development
  and engineering
  expenses             $ 56.1  $   59.6  $   71.3  $   73.8  $  260.8  $  203.7
Interest expense       $ 12.4  $   12.8  $   17.3  $   16.3  $   58.8  $   39.8
Segment earnings
  before minority
  interest and
  equity earnings      $ 60.4  $   81.4  $   89.7  $   98.9  $  330.4  $  265.3
 Minority interest
    in earnings of
    subsidiaries         (4.3)     (8.7)     (7.4)    (14.2)    (34.6)    (38.0)
 Equity in earnings
    of associated
    companies             4.0       2.6       4.9       3.4      14.9      22.7
                       ------  --------  --------  --------  --------  --------
Segment net income     $ 60.1  $   75.3  $   87.2  $   88.1  $  310.7  $  250.0
                       ======  ========  ========  ========  ========  ========

Advanced Materials
Net sales              $252.1  $  264.7  $  257.7  $  279.4  $1,053.9  $1,020.1
Research, development
  and engineering
  expenses             $ 21.9  $   23.2  $   23.7  $   25.7  $   94.5  $   80.0
Interest expense       $  4.3  $    4.9  $    6.0  $    7.5  $   22.7  $   16.7
Segment earnings
  before minority
  interest and
  equity earnings      $ 20.0  $   28.0  $   23.6  $   19.3  $   90.9  $   75.9
 Minority interest
   in earnings of
   subsidiaries           0.1                (0.1)                          0.3
 Equity in earnings
   of associated
   companies              4.1       3.5       6.1       8.0      21.7      17.6
                       ------  --------  --------  --------  --------  --------
Segment net income     $ 24.2  $   31.5  $   29.6  $   27.3  $  112.6  $   93.8
                       ======  ========  ========  ========  ========  ========

Information Display
Net sales              $145.7  $  166.0  $  178.7  $  210.8  $  701.2  $  644.7
Research, development
  and engineering
  expenses             $  5.4  $    5.7  $    5.3  $    6.5  $   22.9  $   23.7
Interest expense       $  2.6  $    2.7  $    2.7  $    3.2  $   11.2  $   10.0
Segment earnings
  before minority
  interest and
  equity earnings      $  9.4  $   17.8  $   12.9  $   17.5  $   57.6  $   39.2
 Minority interest
   in earnings of
   subsidiaries          (5.9)     (8.8)     (1.5)     (6.5)    (22.7)    (27.6)
 Equity in earnings
   of associated
   companies             12.4      22.2      18.3      14.9      67.8      44.9
                       ------  --------  --------  --------  --------  --------
Segment net income     $ 15.9  $   31.2  $   29.7  $   25.9  $  102.7  $   56.5
                       ======  ========  ========  ========  ========  ========

Total Segments
Net sales              $991.1  $1,123.2  $1,239.8  $1,359.2  $4,713.3  $3,804.4
Research, development
  and engineering
  expenses             $ 83.4  $   88.5  $  100.3  $  106.0  $  378.2  $  307.4
Interest expense       $ 19.3  $   20.4  $   26.0  $   27.0  $   92.7  $   66.5
Segment earnings
  before minority
  interest and
  equity earnings      $ 89.8  $  127.2  $  126.2  $  135.7  $  478.9  $  380.4
 Minority interest
   in earnings of
   subsidiaries         (10.1)    (17.5)     (9.0)    (20.7)    (57.3)    (65.3)
 Equity in earnings
   of associated
   companies             20.5      28.3      29.3      26.3     104.4      85.2
                       ------  --------  --------  --------  --------  --------
Segment net income     $100.2  $  138.0  $  146.5  $  141.3  $  526.0  $  400.3
                       ======  ========  ========  ========  ========  ========

A reconciliation of the totals reported for the operating segment to the applicable line items in the consolidated financial statements is as follows:

                                             1999                       1998
                     -----------------------------------------------   ------
                         Q1       Q2        Q3        Q4      Total
                        ----     ----      ----      ----     -----
Revenues
  Total segment
    net sales        $  991.1  $1,123.2  $1,239.8  $1,359.2  $4,713.3  $3,804.4
  Non-segment net
    sales                 5.9       6.5       5.5       9.9      27.8      27.5
  Royalty, interest
    and dividend
    income               10.0      11.3       8.7      11.4      41.4      50.0
  Non-operating gain                         30.0                30.0      39.7
                     --------  --------  --------  --------  --------  --------

Total Revenues       $1,007.0  $1,141.0  $1,284.0  $1,380.5  $4,812.5  $3,921.6
                     ========  ========  ========  ========  ========  ========

Net income
  Total segment
    income              100.2     138.0     146.5     141.3     526.0     400.3
      Unallocated
        items:
  Non-segment loss
    and other            (0.6)     (5.8)     (1.3)     (2.1)     (9.8)     (0.2)
  Non-operating gain                         30.0                30.0      39.7
  Non-recurring
    charges                                 (15.5)     14.1      (1.4)    (84.6)
  Amortization of
    purchased
    intangibles
    including
    goodwill (1)         (6.9)     (7.0)     (7.3)     (6.6)    (27.8)    (22.2)
  Interest expense       (0.4)                         (0.1)     (0.5)     (0.3)
  Income tax              1.8       3.3      (3.9)     (2.8)     (1.6)     20.0
  Equity in earnings
    of associated
    companies             0.7       2.5       2.9       1.8       7.9      12.1
  Minority interest
    in non-operating
    gain                                     (9.5)               (9.5)      3.7
  Dividends on
    convertible
    preferred
    securities
    of subsidiary        (2.3)                                   (2.3)    (13.7)
                     --------  --------  --------  --------  --------  --------

  Net income from
    continuing
    operations       $   92.5  $  131.0  $  141.9  $  145.6  $  511.0  $  354.8
                     ========  ========  ========  ========  ========  ========

(1) Amortization of purchased intangibles relates primarily to the Telecommunications segment.